UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2009
___________

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated

On June 23, 2009, at the Company’s 2009 Annual Meeting of Shareholders, the Company’s shareholders, upon the recommendation of the Board, approved the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated (the “Stock Incentive Plan”).  Pursuant to the terms of the Stock Incentive Plan, the Company may provide equity awards to its employees and non-employee directors.  The approved amendments (a) increased the number of shares of the Company’s common stock reserved for issuance under the Stock Incentive Plan by 4,700,000 shares, (b) added the Company’s non-employee directors as participants to the Stock Incentive Plan, (c) added the Company’s common stock as a form of incentive award available under the Stock Incentive Plan and (d) extended the termination date of the Stock Incentive Plan from September 30, 2012 to June 23, 2019.

The description of the amendments to the Stock Incentive Plan herein is a summary of the amendments and does not purport to be complete, and is qualified in its entirety by reference to the Stock Incentive Plan, which is filed herewith as Exhibit 10.1 and is hereby incorporated by reference into this Item 5.02.

Item 8.01.	Other Events.

On June 23, 2009, the Company held its 2009 Annual Meeting of Shareholders. The following actions were taken:

1.             The shareholders re-elected Jeffrey E. Garten, Vivian M. Stephenson, Beth A. Stewart and William R. Tiefel to the Board, each for a three-year term expiring at the 2012 Annual Meeting of Shareholders pursuant to the vote set forth below.

	Director	Shares Voted For	Shares with Votes Withheld
	Jeffrey E. Garten	196,956,687	3,422,734
	Vivian M. Stephenson	199,425,328	954,093
	Beth A. Stewart	196,835,199	3,544,222
	William R. Tiefel	197,051,445	3,327,976

2.             The shareholders ratified the selection of KPMG LLP as the Company’s independent auditors for fiscal year 2010 by a vote of 200,110,639 shares for, 208,316 shares against, and 60,466 shares abstaining.

3.             The shareholders voted to approve the Stock Incentive Plan by a vote of 160,476,305 shares for, 17,636,671 shares against, and 122,161 shares abstaining.

4.             The shareholders voted to approve the CarMax, Inc. 2002 Employee Stock Purchase Plan, as amended and restated, by a vote of 171,009,562 shares for, 7,128,202 shares against, and 97,373 shares abstaining.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.	Exhibit Number	Description of Exhibit
	10.1	CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 23, 2009 *
* Indicates management contracts, compensatory plans or arrangements of the company required to be filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: June 25, 2009	By:	/s/ Eric M. Margolin
Eric M. Margolin
Senior Vice President,
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1	CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated June 23, 2009 *
*           Indicates management contracts, compensatory plans or arrangements of the company required to be filed as an exhibit.